EXHIBIT 99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Matthew Kelmon, President & Chief Executive Officer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   May 3, 2004                  /s/ Matthew Kelmon
      ---------------                -------------------------------------------
                                     Matthew Kelmon, President & Chief Executive
                                     Officer
                                     (principal executive officer)


I, Tamara Beth Wendoll, Secretary & Treasurer of Kelmoore Strategic Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 3, 2004                 /s/ Tamara Beth Wendoll
      ---------------                -------------------------------------------
                                     Tamara Beth Wendoll, Secretary & Treasurer
                                     (principal financial officer)